Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from February 2016 through April 2016 via files imaged and provided by Client (the “Review”). The underwriter of the securities is Citigroup Global Markets, Inc. (“Citi” or “Underwriter”).

(2) Sample size of the assets reviewed.

AMC was requested to perform the Review on a number of loans that was specified by the Client across various review scopes as detailed in Section 5. In general, reviews were completed on approximately 30% of the loans that fell into a specified population except for the Non-Owner Occupancy reviews which were conducted on all loans that were in that population and not part of the Guideline Review.

The initial Guideline Review included 350 loans; however, that sample was reduced to 342 based on the tape provided for review on March 1, 2016. The eight loans that were dropped were never reported to any rating agency.

From this March 1, 2016 starting point of 342 loans there were nine (9) drops to the population as follows: three (3) loans paid in full during the course of the Review, one (1) loan was dropped due to the secondary valuation having a variation from the original appraisal of greater than 10%, one (1) loan was dropped due to rating agency request, one (1) loan was dropped due to the occurrence of a 30 day delinquency that occurred during the course of the Review, one (1) loan was dropped for non-owner occupancy documentation/reasons, one (1) loan was dropped due to a note deficiency, and one (1) loan was dropped due to a title defect. The final population subjected to the Guideline Review that remained in the securitization population was 333 loans; however, reports sent to the NRSRO will reflect the 342 loans that were included in the March 1, 2016 data tape.

The Review totals, for loans within the final securitization population, were as follows (any references to number of months are based upon the number of months that a loan may have been seasoned at the time of the Review and not as of the date of this disclosure):

Review	Sample Size / Property Type	Review Population*	Pool Population**	% Population
Guideline Review	30% Small Bal CRE	105	358	29.33%
(including Data Integrity)	30% Investor 1-4 Fam	228	764	29.84%
Total Guideline Review		333	1,122	29.68%

Review	Sample Size / Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”)	100% Investor 1-4 Fam (not in Guideline Review)	536	536	100.00%
NOO Review		536	536	100.00%

Review	Sample Size / Property Type	Review Population*	Pool Population**	% Population
Servicing Review	30% Small Bal CRE >= 6 months	67	219	30.59%
	30% Investor 1-4 Fam >= 6 months	143	475	30.11%
Total Servicing Review		210	694	30.26%

*	Excludes from the count any loans that may have been reviewed but were dropped from the final securitization population.
**	The Pool Population excludes loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

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(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and provided this information to the Underwriter. The Underwriter compared the information contained in the Guideline Review to the information on the bid tape and completed a data reconciliation process with the Client and AMC. AMC is not publishing any findings concerning this process directly; however, the Underwriter has provided the results of this reconciliation process to the NRSRO. The data reconciliation, where such information was available, involved sixty-four (64) potential fields as listed below:

Vcc Lnnum	First Rt Chng Dt	Prop City	Recourse Pct	Maturity Dt Curr
Loan Amount	First Pmnt Chng Dt	Prop St	Prepay Type	Amort Type
Rate Orig	Max 1st Adjust	Prop Zip	Prepay Term	Mod Loan Amnt
Next Due	Initial Adj Rt	Sales Price	IO Flag	Mod Rate
Pay 1	Per Cap	Appraised Value Orig	IO Term	Mod Amort Type
Note Date	Floor	Occ Pct Orig	Balloon Flag	Mod Pay1
Maturity Dt Orig	Lol Adj Cap	Secondarymtg Amnt	Balloon Ext Opt (Y/N)	Mod IO Flag
Fixed Period	LoL Rate Cap	LTV Orig	Balloon Ext Opt Term	Mod P and I
Amort	Lien	P and I Orig	Draw (Y/N)	Mod Loan Term
Loan Term Orig	Loan Purpose	NOI VCC Yr	Original Draw Amt	Mod Exp Dt
Margin	Occ Status	FICO	Stab Apr Value	Mod Dt
Index Type	Prop Type	DCR UW VCC	Mod Now	Def Prin Bal
Adj Period	Units	Environmental	Mod Status

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered in four scopes as follows: (i) Guideline Review, (ii) Limited Non-Owner Occupancy Certification Review, (iii) Data Integrity Review, and (iv) Servicing Review. The details of each scope of review and the number of loans falling into a particular scope are covered below and in Section 8.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates

Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*

Deed of Trust / Mortgage	Verification of down payment funds / funds to close / reserve funds*	Final HUD-1

Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation

Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage

VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*

Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan

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Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*

Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

•	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
•	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
•	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
•	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
•	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
•	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
•	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
•	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
•	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
•	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
•	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
•	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
•	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
•	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Limited Non-Owner Occupancy Certification Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

•	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, trust, et.al.) or an Individual(s).
•	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

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•	Reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s).
•	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
•	Reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
•	Verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present.
•	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
•	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC ordered secondary valuation products on 221 loans included in the Guideline Review population and compared the values received versus the origination appraisal. Variances over 10% would result in an adverse event level on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization. There were thirty-two (32) loans that were mixed use with a description of “Owner/User;” however, at the direction of the Client, AMC did not review these loans to determine if they should be subject to residential mortgage compliance regulations that may be relevant in each case. All of the properties in question contained Business Purpose Certificates.

(8) Other: review and methodology.

In addition to the procedures under Section 5, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population, data points were reviewed between the data tape and the data collected by AMC. The Underwriter compared the information contained in the Guideline Review to the information on the bid tape and completed a data reconciliation process with the Client and AMC.

Servicing Review

For this review, AMC conducted the following procedures:

•	Collection comments review for summary and analysis.
•	Twelve (12) month payment history review for summary and analysis.
•	For performing loans, providing summary comments and analysis to support whether the borrower will continue to perform.
•	For non-performing loans, providing summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future.
•	Noting other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

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Summary of findings and conclusions of review

AMC’s reviews resulted in seven (7) total exceptions. Of those exceptions, five (5) exceptions were due to missing or insufficient hazard insurance and two (2) exceptions were due to gaps in the collection comments provided to AMC. No loans had multiple exceptions. Additional detail surrounding these reviews is provided below.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

GUIDELINE REVIEW RESULTS SUMMARY

The initial Guideline Review included 350 loans; however, that sample was reduced to 342 based on the tape provided for review on March 1, 2016. The eight (8) loans that were dropped were never reported to any rating agency.

From this March 1, 2016 starting point of 342 loans there were nine (9) drops to the population as follows: three (3) loans paid in full during the course of the Review, one (1) loan was dropped due to the secondary valuation having a variation from the original appraisal of greater than 10%, one (1) loan was dropped due to rating agency request, one (1) loan was dropped due to the occurrence of a 30 day delinquency that occurred during the course of the Review, one (1) loan was dropped for non-owner occupancy documentation/reasons, one (1) loan was dropped due to a note deficiency, and one (1) loan was dropped due to a title defect. The final population subjected to the Guideline Review that remained in the securitization population was 333 loans; however, reports sent to the NRSRO will reflect the 342 loans that were included in the March 1, 2016 data tape.

Within this final 333 loan population there are five (5) loans that have exceptions related to missing or insufficient hazard insurance. These loans were left in the population; however, AMC was informed by the Underwriter that the exceptions would be cured within a ninety (90) day window. AMC does not know if a representation or warranty was made by the Client or Underwriter of the securities with regard to these exceptions and AMC makes no representation or provides any warranty that such exceptions will be cleared.

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed 536 loans within the NOO sample. Within this sample all loans either had no exceptions or had exceptions that were subsequently cleared.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by the Underwriter utilizing data that was captured by AMC and provided to the Underwriter during the Guideline Review. The Underwriter worked directly with AMC and the Client to complete a data reconciliation process. The results of this process were presented to the NRSRO. AMC makes no representation or warranty to the completeness of the reports provided to the NRSRO or the process itself.

VALUATION RESULTS SUMMARY

AMC ordered a valuation product on 221 loans; however, five (5) loans in that population were dropped from the review. Of the five (5) loans dropped, one (1) of the loans had a secondary valuation product value that was greater than 10% less than the appraised value. The remaining loans were dropped due to non-valuation related considerations.

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The final population included in the securitization population included 216 loans. All the loans had a secondary valuation product value that was within 10% of the appraised value. There are no exceptions for valuation in this population.

SERVICING REVIEW SUMMARY

The servicing review was conducted on 212 loans; however, two loans were dropped from the final securitization population for reasons that were unrelated to the servicing review reducing the population that was reviewed and remaining in the securitization to 210 loans.

The collection comment portion contained EV1 grades for 208 loans and EV3 grades for two (2) loans. Both of these loans contained EV3 grades due to gaps in the servicing comments; however there was no evidence of delinquency on these loans. The payment history portion showed that all loans were in a current status as of the date of the review; however, twenty-one (21) loans exhibited at least one delinquency during the proceeding twelve (12) month period.

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ADDITIONAL LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 333 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION ONLY AND DOES NOT INCLUDE THE NINE (9) DROPS. IN TOTAL, 342 LOANS WERE REVIEWED IN THE GUIDELINE REVIEW POPULATION.

*Percentages may not sum to 100% due to rounding.

Purpose	# of Loans	Percentage of Loans
Refinance	197	59.16%
Purchase	136	40.84%

Amortization Type	# of Loans	Percentage of Loans
ARM	333	100.00%

Occupancy Status	# of Loans	Percentage of Loans
Investment	303	90.99%
Owner User	30	9.01%

Lien Position	# of Loans	Percentage of Loans
1st	333	100.00%

Amortization Term	# of Loans	Percentage of Loans
360	333	100.00%

Property Type*	# of Loans	Percentage of Loans
1 Family	158	47.45%
2 Family	44	13.21%
5+ Family	33	9.91%
Mixed Use	28	8.41%
3 Family	18	5.41%
Retail	16	4.80%
Commercial	9	2.70%
Warehouse	9	2.70%
4 Family	8	2.40%
Auto Service	5	1.50%
Office	5	1.50%
*	On the Client data tape certain property types contained a more detailed description than provided on this table. Per the Client data tape, the Commercial property type would have been comprised of four (4) commercial condos, four (4) industrial properties, and one (1) day care center and the Warehouse property type would have been comprised of eight (8) warehouses and one (1) self-storage property.

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